SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                          ____________

                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 3, 2000


                   GOLD BANC CORPORATION, INC.

     (Exact name of registrant as specified in its charter)


            KANSAS                  0-28936          48-1008593

(State or other jurisdiction   (Commission File   (IRS Employer
      of incorporation)             Number)       Identification
                                                        No.)


11301 Nall Avenue, Leawood, Kansas                  66211

(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (913) 451-8050

                             None
  (Former name or former address, if changed since last report)
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ITEM 5.    OTHER EVENTS.

     On March 3, 2000, J. Craig Peterson, Gold Banc Corporation, Inc.'s Executive Vice President and Chief Financial Officer, resigned from such positions with Gold Banc effective March 3, 2000. Mr. Peterson has accepted an executive position with an internet company developing a "business to business" e-commerce network in the Midwest for small businesses.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2000.

                              GOLD BANC CORPORATION, INC.


                              By:  /s/ Malcolm M. Aslin
                                   Malcolm M. Aslin
                                   President and Chief Operating Officer
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